UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

FORM NQ

JANUARY 31, 2012

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

Schedule of investments (unaudited)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 79.8%
CONSUMER DISCRETIONARY - 3.8%
Media - 3.8%
Comcast Corp., Bonds	6.400%	5/15/38	$400,000	$489,125
News America Inc., Senior Notes	4.500%	2/15/21	300,000	326,721
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	190,000	236,466
Time Warner Cable Inc., Debentures	7.300%	7/1/38	230,000	290,907
Time Warner Cable Inc., Senior Notes	5.850%	5/1/17	420,000	489,275
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	50,000	52,397
Time Warner Inc., Senior Notes	6.250%	3/29/41	240,000	291,481

TOTAL CONSUMER DISCRETIONARY				2,176,372

CONSUMER STAPLES - 9.1%
Beverages - 3.9%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	800,000	949,095
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	530,000	611,279
PepsiCo Inc., Senior Notes	7.900%	11/1/18	86,000	117,301
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	530,000	554,775	(a)

Total Beverages				2,232,450

Food & Staples Retailing - 0.0%
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	22,933	24,194	(a)

Food Products - 1.7%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	820,000	959,230

Tobacco - 3.5%
Altria Group Inc., Senior Notes	4.750%	5/5/21	1,400,000	1,551,397
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	130,000	133,019
Reynolds American Inc., Senior Notes	6.750%	6/15/17	300,000	349,931

Total Tobacco				2,034,347

TOTAL CONSUMER STAPLES				5,250,221

ENERGY - 18.7%
Energy Equipment & Services - 1.8%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	310,000	413,316
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	90,000	108,289
Transocean Inc., Senior Notes	5.250%	3/15/13	500,000	511,725

Total Energy Equipment & Services				1,033,330

Oil, Gas & Consumable Fuels - 16.9%
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	187,233
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	280,000	297,145
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	90,000	95,338
ConocoPhillips, Notes	6.500%	2/1/39	280,000	394,039
Devon Energy Corp., Senior Notes	5.600%	7/15/41	860,000	1,027,195
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	620,000	694,656
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	300,000	310,539
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	90,000	100,267
Hess Corp., Notes	8.125%	2/15/19	170,000	221,369
Hess Corp., Notes	7.875%	10/1/29	170,000	234,646
Kerr-McGee Corp., Notes	6.950%	7/1/24	630,000	766,843
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	220,000	261,398
Noble Energy Inc., Senior Notes	4.150%	12/15/21	130,000	135,455
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	490,000	515,178
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,307,000	1,480,178
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	450,000	462,998
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,640,000	1,726,831
Shell International Finance BV, Senior Notes	4.375%	3/25/20	380,000	449,108
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	195,000	214,988	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	115,000	145,551

Total Oil, Gas & Consumable Fuels				9,720,955

TOTAL ENERGY				10,754,285

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FINANCIALS - 26.1%
Capital Markets - 3.6%
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	$30,000	$30,044
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	10,000	10,127
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	20,000	20,605
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	150,000	157,346
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	750,000	807,016
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	200,000	200,161
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,210,000	305,525	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII	5.875%	5/31/12	320,000	192	(b)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	180,000	198	(b)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	465,000	511	(b)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	400,000	422,014
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	110,000	115,629

Total Capital Markets				2,069,368

Commercial Banks - 11.0%
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,000,000	992,479
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	600,000	495,000	(a)(d)(e)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	40,000	29,200	(a)(d)(e)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	93,433	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	900,000	850,213	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	420,000	522,230	(a)(d)(e)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	200,000	205,892	(a)(d)(e)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	360,000	370,787
SunTrust Bank, Subordinated Notes	7.250%	3/15/18	500,000	570,639
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	3/19/12	1,530,000	1,357,921	(d)(e)
Wachovia Corp., Senior Notes	5.750%	6/15/17	235,000	270,374
Wells Fargo & Co.	4.600%	4/1/21	100,000	110,044
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	490,000	496,125

Total Commercial Banks				6,364,337

Consumer Finance - 1.0%
American Express Co., Subordinated Debentures	6.800%	9/1/66	440,000	446,050	(e)
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	140,000	113,608

Total Consumer Finance				559,658

Diversified Financial Services - 6.8%
Bank of America Corp., Senior Notes	7.625%	6/1/19	400,000	452,740
Bank of America Corp., Senior Notes	5.000%	5/13/21	300,000	294,113
Citigroup Inc., Senior Notes	6.000%	8/15/17	200,000	219,302
Citigroup Inc., Senior Notes	8.500%	5/22/19	80,000	97,884
Citigroup Inc., Senior Notes	6.875%	3/5/38	800,000	943,289
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	420,000	432,170
General Electric Capital Corp., Notes	5.300%	2/11/21	750,000	817,356
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	498,750	(e)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	40,000	40,789
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	100,000	102,201
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	10,000	11,055

Total Diversified Financial Services				3,909,649

Insurance - 2.8%
American International Group Inc., Senior Notes	6.400%	12/15/20	700,000	762,697
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	650,000	636,632
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	190,000	251,103	(a)

Total Insurance				1,650,432

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Thrifts & Mortgage Finance - 0.9%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	$505,000	$508,590

TOTAL FINANCIALS				15,062,034

HEALTH CARE - 3.0%
Health Care Providers & Services - 1.3%
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	190,000	200,240
WellPoint Inc., Notes	5.875%	6/15/17	490,000	572,932

Total Health Care Providers & Services				773,172

Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	300,000	321,021

Pharmaceuticals - 1.1%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	200,000	205,896	(a)
Wyeth, Notes	5.950%	4/1/37	345,000	454,043

Total Pharmaceuticals				659,939

TOTAL HEALTH CARE				1,754,132

INDUSTRIALS - 0.5%
Commercial Services & Supplies - 0.5%
Waste Management Inc.	7.375%	5/15/29	200,000	256,283

MATERIALS - 9.7%
Chemicals - 1.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	60,000	66,272
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	60,000	69,740
PPG Industries Inc., Senior Notes	6.650%	3/15/18	400,000	486,004

Total Chemicals				622,016

Metals & Mining - 8.6%
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,200,000	1,323,506
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	1,250,000	1,314,437
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	550,000	693,898
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	500,000	548,772
Vale Overseas Ltd., Notes	6.875%	11/21/36	913,000	1,077,977

Total Metals & Mining				4,958,590

TOTAL MATERIALS				5,580,606

TELECOMMUNICATION SERVICES - 6.4%
Diversified Telecommunication Services - 5.3%
AT&T Inc., Senior Notes	4.450%	5/15/21	470,000	526,909
AT&T Inc., Senior Notes	6.300%	1/15/38	340,000	416,081
AT&T Inc., Senior Notes	5.550%	8/15/41	320,000	371,987
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	850,000	830,702
Verizon Communications Inc., Senior Notes	5.500%	2/15/18	60,000	71,556
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	30,000	36,773
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	500,000	808,793
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	10,000	12,565

Total Diversified Telecommunication Services				3,075,366

Wireless Telecommunication Services - 1.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	234,738
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	350,000	395,747

Total Wireless Telecommunication Services				630,485

TOTAL TELECOMMUNICATION SERVICES				3,705,851

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
UTILITIES - 2.5%
Electric Utilities - 2.5%
Exelon Corp., Bonds	5.625%	6/15/35	$240,000	$266,356
FirstEnergy Corp., Notes	7.375%	11/15/31	370,000	477,620
Pacific Gas & Electric Co., Senior Notes	5.625%	11/30/17	580,000	695,540

TOTAL UTILITIES				1,439,516

TOTAL CORPORATE BONDS & NOTES (Cost - $43,318,363)				45,979,300

SOVEREIGN BONDS - 1.5%
Russia - 1.5%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	200,000	209,550	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	546,090	648,482	(a)

TOTAL SOVEREIGN BONDS (Cost - $818,865)				858,032

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.6%
U.S. Government Obligations - 2.6%
U.S. Treasury Bonds	3.750%	8/15/41	650,000	757,860
U.S. Treasury Notes	0.500%	5/31/13	10,000	10,044
U.S. Treasury Notes	0.250%	1/15/15	180,000	179,775
U.S. Treasury Notes	2.000%	11/15/21	580,000	590,240

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,514,021)				1,537,919

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $45,651,249)				48,375,251

SHORT-TERM INVESTMENTS - 7.0%
Repurchase Agreements - 7.0%
Barclays Capital Inc. tri-party repurchase agreement dated 1/31/12; Proceeds at maturity - $4,000,014; (Fully collateralized by U.S. government obligations, 4.500% due 5/15/38; Market value - $4,080,213) (Cost - $4,000,000)	0.130%	2/1/12	4,000,000	4,000,000

TOTAL INVESTMENTS - 90.9% (Cost - $49,651,249#)				52,375,251
Other Assets in Excess of Liabilities - 9.1%				5,256,584

TOTAL NET ASSETS - 100.0%				$57,631,835

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of January 31, 2012.

(c)	Illiquid security.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset SMASh Series C Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$45,979,300	—	$45,979,300
Sovereign bonds	—	858,032	—	858,032
U.S. government & agency obligations	—	1,537,919	—	1,537,919

Total long-term investments	—	$48,375,251	—	$48,375,251

Short-term investments†	—	4,000,000	—	4,000,000

Total investments	—	$52,375,251	—	$52,375,251

Other financial instruments:
Futures contracts	$2,062	—	—	$2,062

Total	$2,062	$52,375,251	—	$52,377,313

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$328,544	—	—	$328,544

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Notes to Schedule of Investments (unaudited) (continued)

(e) Foreign investment risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund may enter into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2012, the Fund did not have any open derivative transactions with credit related contingent features.

(h) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,640,813
Gross unrealized depreciation	(1,916,811)

Net unrealized appreciation	$2,724,002

At January 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	5	3/12	$797,782	$799,844	$2,062
Contracts to Sell:
U.S. Treasury 5-Year Notes	252	3/12	30,932,603	31,259,812	(327,209)
U.S. Treasury 30-Year Bonds	2	3/12	289,540	290,875	(1,335)

					(328,544)

Net unrealized loss on open futures contracts					$(326,482)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2012.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$2,062	$(328,544)	$(326,482)

During the period ended January 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$2,686,422
Futures contracts (to sell)	31,285,621

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 26, 2012